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                                                                    EXHIBIT 12.2




                        CONSENT OF INDEPENDENT AUDITORS



We hereby consent to the use in the Registration Statement on Form 10-SB, Amendment 1, of our report dated October 28, 1999 relating to the Financial Statements of Hawaiian Vintage Chocolate Company, Inc. which appears in such Registration Statement.



                                   /s/ HOLLANDER, LUMER & CO. LLP
                                   ---------------------------------
                                   HOLLANDER, LUMER & CO. LLP


Los Angeles, California
February 1, 2000